EXHIBIT 99.1

     ITT REPORTS STRONG FOURTH QUARTER AND FULL YEAR 2005 OPERATING RESULTS

     * Q4 GAAP net loss of $0.91 includes special charges of $2.34 per share; excluding special charges Q4 earnings are $1.43 per share, up 17 percent on revenue of $1.95 billion

     * Margins expand in core businesses on operating improvement gains

     * FY 2005 revenue up 17 percent to $7.4 billion, organic revenue up 12 percent

     * FY 2005 GAAP EPS is $3.81; excluding special items, FY earnings from continuing operations is $5.24 per share, up 20 percent

     * Strong cash flow driven by improved operating performance

    WHITE PLAINS, N.Y., Jan. 27 /PRNewswire-FirstCall/ -- ITT Industries, Inc. (NYSE: ITT) today reported a fourth quarter 2005 net loss of $84.0 million or $0.91 per share, including the impact of special items of $218.6 million or $2.34 per share, primarily related to a previously announced non-cash asset impairment charge in the company's switches business. Excluding special items, earnings from continuing operations grew 17 percent to $1.43 per share. Fourth quarter 2005 revenue was $1.95 billion, up 6 percent over the fourth quarter last year.

    "The fourth quarter capped a very good year, with full year results including 17 percent revenue growth, 20 percent growth in operating earnings (excluding special items), and higher margins and cash flow," said Steve Loranger, Chairman, President and Chief Executive Officer. "The year's performance reflects the strength of our portfolio and attractiveness of our core businesses. Our Fluid Technology businesses grew revenues more than 9 percent in the year, and our Defense businesses increased full year sales by 34 percent, with organic revenue growth of 21 percent. Both businesses boosted their operating margins considerably. The ITT Management System is working, and we will continue to focus our resources on growth, margin improvement and sustained predictable performance as we aggressively expand our global presence and lean initiatives."

    Full Year 2005 Results

    Reported net income for 2005 was $359.5 million and full year GAAP EPS was $3.81, including the impact of special items. Excluding special items, earnings from continuing operations were $493.9 million or $5.24 per share, up 20 percent over 2004. Full year 2005 revenues were $7.4 billion, up 17 percent from the prior year. Organic revenue, which excludes the impact of acquisitions and currency translation, grew 12 percent in 2005. Cash from operations was $745.8 million, which includes a $100 million voluntary pre-funding of the company's U.S. salaried pension plan. Free cash flow (defined as cash from operations before pension pre-funding, minus capital spending) was $666.6 million, up from $441.3 million in 2004, with the increase due to operating improvements, as well as the favorable impact of tax and interest rate swap settlements.

    2006 Outlook

    "We expect to realize greater benefits from ongoing improvement initiatives and we see outstanding business opportunities in the year ahead," Loranger said. "We remain confident in our full year 2006 EPS outlook of $5.78-$5.92, including the estimated ($0.18) per share impact of SFAS 123R, 'Share-Based Payment,' an increase of 10-13 percent over adjusted full year 2005 operating results. Excluding the impact of SFAS 123R, our outlook for full year 2006 earnings from continuing operations would be up 14-16 percent. We expect Q1 2006 EPS of $1.18-$1.22." All figures are calculated prior to the impact of a pending 2-for-1 stock split, scheduled to take place in February.

    Primary Business Results

    Fluid Technology

     * Fourth quarter 2005 Fluid Technology revenue was $758.9 million, up $9.8 million or 1 percent from the previous year, exceeding previous guidance; organic revenues grew 4 percent over the period in 2004. Full year revenues were up 9 percent to $2.84 billion. Fourth quarter segment operating income was up 22 percent to $98.0 million; full-year operating income was up 14 percent to $324.5 million.

     * Segment operating margin in the quarter increased 220 basis points over the period last year, reflecting improved performance in the company's WEDECO unit, global sourcing, higher volumes and a favorable product mix. The company anticipates continued margin improvement in Fluid Technology through 2006.

     * The company's water and wastewater businesses continue to grow organically, with fourth quarter revenue growth particularly strong in the Middle East, Spain, Asia and the U.S. ITT remains very well positioned to grow in nearly every segment of the $50 billion global water equipment market, and the company continues to pursue projects of larger scale and scope.

    Defense Electronics & Services

     * ITT's Defense Electronics & Services segment reported fourth quarter revenues of $862.3 million, up 16 percent, with full year revenues of $3.22 billion, up 34 percent. Organic revenue growth for Defense for the fourth quarter and full year was 15 percent and 21 percent, respectively. Operating income for the segment was up 34 percent in the quarter to $104.2 million, and up 43 percent for the full year to $363.7 million.

     * Higher volume, better yields and contract performance drove Defense operating margin up 170 basis points in the fourth quarter, and 80 basis points in the full year over the comparable periods in 2004.

     * Revenue growth was driven by continued strong demand in Tactical Communications, Night Vision and ITT's defense systems and services businesses. Contracts won during the fourth quarter include the 5-year $681 million follow-on communications support contract for the U.S. Army in Asia and Africa. Both Night Vision and Tactical Communications continue to execute superbly on higher production rates. Demand for the company's Defense products and services remains robust.

    Motion & Flow Control

     * Fourth quarter revenues for ITT's Motion & Flow Control segment were $148.4 million, down 7 percent from the fourth quarter a year earlier. Full year segment revenues rose 6 percent to $670 million. Fourth quarter operating income for the segment was $23.5 million, down $6.2 million from the comparable period in 2004, reflecting both higher raw material prices and production start up costs in the friction materials business, and softness in the marine accessories market in the aftermath of an active hurricane season; the company is seeing early signs of recovery in this sector.

     * The company's Aerospace Controls business is benefiting from order growth and strong aftermarket demand. Fourth quarter revenues for this business were up 17 percent; full year revenues for this business were up 15 percent.

    Electronic Components

     * Fourth quarter revenues for the Electronic Components segment were $183.2 million, up 3 percent over the period in 2004. Full year revenues were up 2 percent to $708.9 million. Operating income for the fourth quarter was ($215.2) million, reflecting the impact of the asset impairment charge. Excluding the impact of this charge, operating income for the fourth quarter was $8.9 million.

     * Demand for the popular Motorola RAZR phone drove higher sales of the company's mobile handset connectors, which together with automotive connectors contributed to fourth quarter organic revenue growth of 5 percent in the segment.

     * The company has begun the process to divest the switches business within the Electronic Components segment.

    About ITT Industries

    ITT Industries, Inc. (http://www.itt.com) supplies advanced technology products and services in key markets including: fluid and water management including water treatment; defense communication, opto-electronics, information technology and services; electronic interconnects and switches; and other specialty products. Headquartered in White Plains, NY, the company generated $7.4 billion in 2005 sales. In addition to the New York Stock Exchange, ITT Industries stock is traded on the Midwest, Pacific, Paris, London and Frankfurt exchanges.

    For free B-roll/video content about ITT Industries, please log onto http://www.thenewsmarket.com/ITT to preview and request video. You can receive
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Registration and video are free to the media.

    "Safe Harbor Statement" under the Private Securities Litigation Reform Act of 1995 ("the Act"):

    Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include statements that describe the Company's business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated by the Company include general global economic conditions, decline in consumer spending, interest and foreign currency exchange rate fluctuations, availability of commodities, supplies and raw materials, competition, acquisitions or divestitures, changes in government defense budgets, employment and pension matters, contingencies related to actual or alleged environmental contamination, claims and concerns, intellectual property matters, personal injury claims, governmental investigations, tax obligations, and changes in generally accepted accounting principles. Other factors are more thoroughly set forth in Item 1. Business and Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations -- Forward-Looking Statements in the ITT Industries, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and other of its filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

                    CONSOLIDATED CONDENSED INCOME STATEMENTS
                         (In millions, except per share)
                                   (Unaudited)

                                 Three Months Ended       Twelve Months Ended
                                    December 31,              December 31,
                              -----------------------   -----------------------
                                 2005         2004         2005         2004
                              ----------   ----------   ----------   ----------
Sales and revenues            $  1,949.5   $  1,830.8   $  7,427.3   $  6,327.4

Costs of sales and
 revenues                        1,270.2      1,197.2      4,917.2      4,102.3
Selling, general and
 administrative expenses           301.7        278.5      1,071.2        963.4
Research, development and
 engineering expenses              160.4        168.7        650.3        618.3
Restructuring and asset
 impairment charges                234.4         11.1        288.5         33.8
Total costs and expenses         1,966.7      1,655.5      6,927.2      5,717.8

Operating income (loss)            (17.2)       175.3        500.1        609.6
Interest expense                    23.1         16.6         75.0         50.4
Interest income                      6.4          3.8         42.7         22.5
Gain on sale of investments            -         20.8            -         20.8
Miscellaneous expense, net           6.9          6.0         19.7         17.7
Income from continuing
 operations before income
 taxes                             (40.8)       177.3        448.1        584.8
Income tax expense                  47.5         56.0        133.7        164.7
Income (loss) from
 continuing operations             (88.3)       121.3        314.4        420.1

Cumulative effect of
 accounting change, net of
 tax benefit of $2.2                (6.5)           -         (6.5)           -
Discontinued operations,
 including tax benefit
 (expense) of $0.3, $0.3,
 $37.6 and ($4.9) in each
 period, respectively               10.8          0.3         51.6         12.2
Net income (loss)             $    (84.0)  $    121.6   $    359.5   $    432.3

Earnings Per Share:
Income from continuing
 operations:
  Basic                       $    (0.96)  $     1.32   $     3.41   $     4.55
  Diluted                     $    (0.96)  $     1.29   $     3.34   $     4.45
Cumulative Effect of
 Accounting Change:
  Basic                       $    (0.07)  $        -   $    (0.07)  $        -
  Diluted                     $    (0.07)  $        -   $    (0.07)  $        -
Discontinued operations:
  Basic                       $     0.12   $        -   $     0.55   $     0.13
  Diluted                     $     0.12   $        -   $     0.54   $     0.13
Net income:
  Basic                       $    (0.91)  $     1.32   $     3.89   $     4.68
  Diluted                     $    (0.91)  $     1.29   $     3.81   $     4.58

Average Common Shares -
 Basic                              92.3         92.3         92.3         92.3
Average Common Shares -
 Diluted                            92.3         94.3         94.3         94.4

                      ITT INDUSTRIES, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                                  (In millions)
                                   (Unaudited)

                                                   December 31,   December 31,
                                                       2005           2004
                                                   ------------   ------------
Assets
Current Assets:
  Cash and cash equivalents                        $      451.0   $      262.9
  Receivables, net                                      1,273.7        1,110.9
  Inventories, net                                        666.9          685.7
  Current assets of discontinued operations               236.6          258.9
  Deferred income taxes                                    73.7          107.1
  Other current assets                                     70.1           59.7
    Total current assets                                2,772.0        2,485.2

Plant, property and equipment, net                        841.0          872.0
Deferred income taxes                                      87.5          209.5
Goodwill, net                                           2,253.9        2,492.0
Other intangible assets, net                              215.1          241.8
Other assets                                              893.9          982.1
    Total assets                                   $    7,063.4   $    7,282.6

Liabilities and Shareholders' Equity
Current Liabilities:
  Accounts payable                                 $      799.6   $      688.1
  Accrued expenses                                        748.4          698.9
  Accrued taxes                                           187.1          283.1
  Current liabilities of discontinued operations           65.4           66.6
  Notes payable and current maturities of
   long-term debt                                         751.4          729.2
  Other current liabilities                                 8.5            1.9
    Total current liabilities                           2,560.4        2,467.8

Pension and postretirement benefits                       738.1        1,365.2
Long-term debt                                            516.3          542.8
Other liabilities                                         525.2          563.8
    Total liabilities                                   4,340.0        4,939.6

Shareholders' equity                                    2,723.4        2,343.0
    Total liabilities and shareholders' equity     $    7,063.4   $    7,282.6

                      ITT INDUSTRIES, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (In millions)
                                   (Unaudited)

                                                            Year Ended
                                                           December 31,
                                                    ---------------------------
                                                        2005           2004
                                                    ------------   ------------
Operating Activities
Net income                                          $      359.5   $      432.3
Cumulative effect of change in
 accounting principle                                        6.5              -
Net income from discontinued operations                    (51.6)         (12.2)
Income from continuing operations                          314.4          420.1

Adjustments to income from continuing operations:
  Depreciation and amortization                            196.6          175.1
  Restructuring and asset impairment charges               288.5           33.8
Payments for restructuring                                 (50.4)         (29.3)
Change in receivables                                     (192.0)         (28.2)
Change in inventories                                      (18.0)         (76.0)
Change in accounts payable and accrued expenses            124.1           14.8
Change in accrued and deferred taxes                        89.8          101.9
Change in other current and non-current assets             (16.3)         (54.9)
Change in other non-current liabilities                      7.5          (56.1)
Other, net                                                   1.6          (14.5)
  Net cash -- operating activities                         745.8          486.7

Investing Activities
Additions to plant, property and equipment                (179.2)        (145.4)
Acquisitions, net of cash acquired                         (69.0)      (1,010.0)
Proceeds from sale of assets and businesses                 26.9            7.2
Sale of investments                                            -           24.9
Other, net                                                  (2.2)           0.2
  Net cash -- investing activities                        (223.5)      (1,123.1)

Financing Activities
Short-term debt, net                                        26.6          554.2
Long-term debt repaid                                      (18.4)         (68.7)
Long-term debt issued                                        0.4          120.2
Repurchase of common stock                                (334.4)        (159.6)
Proceeds from issuance of common stock                     151.9           76.8
Dividends paid                                             (65.6)         (61.8)
Other, net                                                  (0.3)          (0.1)
  Net cash -- financing activities                        (239.8)         461.0

Exchange Rate Effects on Cash and
 Cash Equivalents                                          (25.1)          17.6
Net Cash -- Discontinued Operations
 Operating Activities                                      (64.1)          26.2
Net Cash -- Discontinued Operations
 Investing Activities                                       (5.2)         (19.7)

Net change in cash and cash equivalents                    188.1         (151.3)
Cash and cash equivalents -- beginning of year             262.9          414.2
Cash and Cash Equivalents -- end of period          $      451.0   $      262.9

              ITT Industries Non-GAAP Press Release Reconciliation
                  Reported vs. Organic Revenue / Orders Growth
                           Fourth Quarter 2005 & 2004

                                  ($ Millions)

                                                        (As Reported - GAAP)
                                      ---------------------------------------------------------
                                        Sales &        Sales &         Change        % Change
                                        Revenues       Revenues       2005 vs.       2005 vs.
                                        3M 2005        3M 2004          2004           2004
                                      ------------   ------------   ------------   ------------
ITT Industries - Consolidated              1,949.5        1,830.8          118.7            6.5%

Fluid Technology                             758.9          749.1            9.8            1.3%

Defense Electronics & Services               862.3          746.6          115.7           15.5%

Electronic Components                        183.2          178.6            4.6            2.6%

Motion & Flow Control                        148.4          160.1          (11.7)          -7.3%

Friction                                      61.1           71.5          (10.4)         -14.5%

Aerospace Controls                            18.5           15.8            2.7             17%

Leisure Marine                                47.9           49.4           (1.5)            -3%

Water Wastewater                             534.2          520.3           13.9            2.7%

Tactical Radios                              141.4          102.1           39.3           38.5%

                                                        (As Adjusted - Organic)
                                      ------------------------------------------------------------
                                                                                          Adj.
                                         Sales &      Acquisition         FX            Sales &
                                        Revenues     Contribution    Contribution      Revenues
                                         3M 2005        3M 2005         3M 2005         3M 2005
                                      ------------   ------------    ------------    -------------
ITT Industries - Consolidated              1,949.5           (5.6)           34.5         1,978.4

Fluid Technology                             758.9           (4.4)           21.6           776.1

Defense Electronics & Services               862.3            0.0            (0.3)          862.0

Electronic Components                        183.2            0.0             5.1           188.3

Motion & Flow Control                        148.4           (1.2)            8.2           155.4

Friction                                      61.1            0.0             5.4            66.5

Aerospace Controls                            18.5            0.0             0.0            18.5

Leisure Marine                                47.9           (1.2)            1.2            47.9

Water Wastewater                             534.2           (4.4)           21.7           551.5

Tactical Radios                              141.4            0.0            (0.1)          141.3

                                                (As Adjusted - Organic)
                                      ------------------------------------------
                                         Sales &        Change         % Change
                                        Revenues        Adj. 05         Adj. 05
                                         3M 2004        vs. 04          vs. 04
                                      ------------   ------------    -----------
ITT Industries - Consolidated              1,830.8          147.6               8%

Fluid Technology                             749.1           27.0               4%

Defense Electronics & Services               746.6          115.4              15%

Electronic Components                        178.6            9.7               5%

Motion & Flow Control                        160.1           (4.7)             -3%

Friction                                      71.5           (5.0)             -7%

Aerospace Controls                            15.8            2.7              17%

Leisure Marine                                49.4           (1.5)             -3%

Water Wastewater                             520.3           31.2               6%

Tactical Radios                              102.1           39.2            38.4%

              ITT Industries Non-GAAP Press Release Reconciliation
                  Reported vs. Organic Revenue / Orders Growth
                              Full Year 2005 & 2004

                                  ($ Millions)

                                                         (As Reported - GAAP)
                                      -----------------------------------------------------------
                                         Sales &        Sales &         Change         % Change
                                        Revenues       Revenues        2005 vs.        2005 vs.
                                        YTD 2005       YTD 2004          2004            2004
                                      ------------   ------------    ------------    ------------
ITT Industries - Consolidated              7,427.3        6,327.4         1,099.9            17.4%

Fluid Technology                           2,837.1        2,594.1           243.0             9.4%

Defense Electronics & Services             3,224.2        2,414.0           810.2            33.6%

Motion & Flow Control                        670.0          633.8            36.2             5.7%

Motion & Flow Control                        670.0          633.8            36.2             5.7%

                                                        (As Adjusted - Organic)
                                      -----------------------------------------------------------
                                                                                          Adj.
                                         Sales &      Acquisition         FX            Sales &
                                        Revenues     Contribution    Contribution      Revenues
                                        YTD 2005       YTD 2005        YTD 2005        YTD 2005
                                      ------------   ------------    ------------    ------------
ITT Industries - Consolidated              7,427.3         (324.3)          (17.0)        7,086.0

Fluid Technology                           2,837.1          (16.4)          (13.1)        2,807.6

Defense Electronics & Services             3,224.2         (303.3)           (0.1)        2,920.8

Motion & Flow Control                        670.0           (4.6)           (2.6)          662.8

Motion & Flow Control                        670.0           (4.6)           (2.6)          662.8

                                                (As Adjusted - Organic)
                                      ------------------------------------------
                                         Sales &        Change         % Change
                                        Revenues        Adj. 05         Adj. 05
                                        YTD 2004        vs. 04          vs. 04
                                      ------------   ------------    -----------
ITT Industries - Consolidated              6,327.4          758.6              12%

Fluid Technology                           2,594.1          213.5               8%

Defense Electronics & Services             2,414.0          506.8              21%

Motion & Flow Control                        633.8           29.0               5%

Motion & Flow Control                        633.8           29.0               5%

              ITT Industries Non-GAAP Press Release Reconciliation
         Segment Operating Income & OI Margin Adjusted for Restructuring
                          Fourth Quarter of 2005 & 2004

                                   ($ Millions)

                                         Q4 2005          Q4 2004             %             Q4 2005        Adjust for
                                           As               As             Change             As              2005
                                        Reported         Reported         05 vs. 04        Reported       Restructuring
                                      ------------     ------------     ------------     ------------     -------------
Sales and Revenues:
Electronic Components                        183.2            178.6                             183.2
Defense Electronics & Services               862.3            746.6                             862.3
Fluid Technology                             758.9            749.1                             758.9
Motion & Flow Control                        148.4            160.1                             148.4
Intersegment eliminations                     (3.3)            (3.6)                             (3.3)
  Total Ongoing segments                   1,949.5          1,830.8                           1,949.5
Dispositions and other                           -                -                                 -
Total Sales and Revenues                   1,949.5          1,830.8                           1,949.5

Operating Margin:
Electronic Components                       -117.5%             5.2%                           -117.5%
Defense Electronics & Services                12.1%            10.4%                             12.1%
Fluid Technology                              12.9%            10.7%                             12.9%
Motion & Flow Control                         15.8%            18.6%                             15.8%
Total Ongoing Segments                         0.5%            10.8%                              0.5%

Income:
Electronic Components                       (215.2)             9.2          -2439.1%          (215.2)            224.1
Defense Electronics & Services               104.2             77.8             33.9%           104.2               0.0
Fluid Technology                              98.0             80.5             21.7%            98.0               8.5
Motion & Flow Control                         23.5             29.7            -20.9%            23.5               1.8
Total Segment Operating Income                10.5            197.2            -94.7%            10.5             234.4

                                         Q4 2005          Q4 2004        Adjust for          Q4 2004           %
                                           As               As              2004               As         Change Adj.
                                        Adjusted         Reported       Restructuring       Adjusted       05 vs. 04
                                      ------------     ------------     -------------     -------------  -------------
Sales and Revenues:
Electronic Components                        183.2            178.6                               178.6
Defense Electronics & Services               862.3            746.6                               746.6
Fluid Technology                             758.9            749.1                               749.1
Motion & Flow Control                        148.4            160.1                               160.1
Intersegment eliminations                     (3.3)            (3.6)                               (3.6)
  Total Ongoing segments                   1,949.5          1,830.8                             1,830.8
Dispositions and other                           -                -                                   -
Total Sales and Revenues                   1,949.5          1,830.8                             1,830.8

Operating Margin:
Electronic Components                          4.9%             5.2%                                5.9%          (100)BP
Defense Electronics & Services                12.1%            10.4%                               10.4%           170 BP
Fluid Technology                              14.0%            10.7%                               12.0%           200 BP
Motion & Flow Control                         17.0%            18.6%                               18.6%          (160)BP
Total Ongoing Segments                        12.6%            10.8%                               11.4%           120 BP

Income:
Electronic Components                          8.9              9.2               1.4              10.6          -16.0%
Defense Electronics & Services               104.2             77.8               0.0              77.8           33.9%
Fluid Technology                             106.5             80.5               9.6              90.1           18.2%
Motion & Flow Control                         25.3             29.7               0.1              29.8          -15.1%
Total Segment Operating Income               244.9            197.2              11.1             208.3           17.6%

              ITT Industries Non-GAAP Press Release Reconciliation
                     Reported vs. Adjusted Net Income & EPS
                          Fourth Quarter of 2005 & 2004

                       ($ Millions, except EPS and shares)

                                  Q4 2005      Q4 2005        Q4 2005     Q4 2004       Q4 2004        Q4 2004
                                    As         Adjust-          As          As          Adjust-          As
                                 Reported       ments        Adjusted     Reported       ments        Adjusted
                                ----------   ----------     ----------   ----------   ----------     ----------
Segment Operating
 Income                               10.5        234.4 #A       244.9        197.2         11.1 #G       208.3

Interest Income
 (Expense)                           (16.7)         1.4 #B       (15.3)       (12.8)           -          (12.8)
Other Income (Expense)                (6.9)           -           (6.9)        (6.0)           -           (6.0)
Gain on sale of Assets                   -            -              -         20.8        (20.8)#H           -
Corporate (Expense)                  (27.7)           -          (27.7)       (21.9)           -          (21.9)

Income from Continuing
 Operations before Tax               (40.8)       235.8          195.0        177.3         (9.7)         167.6

Income Tax Items                                   12.9 #C        12.9                      (1.1)#I        (1.1)
Income Tax Expense                   (47.5)       (25.8)#D       (73.3)       (56.0)         5.2 #J       (50.8)

Total Tax Expense                    (47.5)       (12.9)         (60.4)       (56.0)         4.1          (51.9)

Income from Continuing
 Operations                          (88.3)       222.9          134.6        121.3         (5.6)         115.7

Income from Discontinued
 Operations                           10.8        (10.8)#E         0.0          0.3         (0.3)#K           -
Cumulative Effect of
 Accounting Change                    (6.5)         6.5 #F         0.0            -            -              -

Net Income                           (84.0)       218.6          134.6        121.6         (5.9)         115.7

Diluted EPS (Q4 2005
 Basic Shares used for
 Reported)                           (0.91)        2.37           1.46         1.29        (0.07)          1.22
        Adjustment from
         Basic Shares                                            (0.03)
             Adjusted EPS
              Diluted
              Shares                 (0.91)        2.34           1.43         1.29        (0.07)          1.22

                                            Change       Percent Change
                                        2005 vs. 2004     2005 vs. 2004
                                         As Adjusted       As Adjusted
                                       ---------------   ---------------
Segment Operating Income

Interest Income (Expense)
Other Income (Expense)
Gain on sale of Assets
Corporate (Expense)

Income from Continuing Operations
 before Tax

Income Tax Items
Income Tax Expense

Total Tax Expense

Income from Continuing Operations

Income from Discontinued Operations
Cumulative Effect of Accounting
 Change

Net Income                                        18.9              16.3%

Diluted EPS (Q4 2005 Basic Shares
 used for Reported)                    $          0.24              19.7%
        Adjustment from Basic Shares
             Adjusted EPS Diluted
              Shares                   $          0.21              17.2%

#A - Remove Restructuring Expense including asset impairment of $234.4M #B - Remove Interest Income Due to Tax Refund $1.4M
#C - Remove Tax Matters of $12.9M
#D - Remove Tax Benefit on Special Items of ($25.8M)
#E - Remove D.O. Income of ($10.8M)
#F - Remove Cumulative effect of Accounting Change of $6.5M
#G - Remove Restructuring Expense of $11.1M
#H - Remove Gain on sale of investment of ($20.8M)
#I - Remove Tax Refund of ($1.1M)
#J - Remove Tax Expense on Special Items of $5.2M
#K - Remove D.O. income of $(0.3M)

              ITT Industries Non-GAAP Press Release Reconciliation
                     Reported vs. Adjusted Net Income & EPS
                            Full Year of 2005 & 2004

                       ($ Millions, except EPS and shares)

                                          YTD                           YTD
                                         2005           YTD            2005
                                          As           2005             As
                                       Reported     Adjustments      Adjusted
                                      -----------   -----------     -----------
Segment Operating Income                    591.2         288.1 #A        879.3

Interest Income (Expense)                   (32.3)        (20.9)#B        (53.2)
Other Income (Expense)                      (19.7)            -           (19.7)
Gain on sale of Assets                          -             -               -
Corporate (Expense)                         (91.1)          0.4 #C        (90.7)

Income from Continuing Operations
 before Tax                                 448.1         267.6           715.7

Income Tax Items                                           73.7 #D         73.7
Income Tax Expense                         (133.7)       (161.8)#E       (295.5)

Total Tax Expense                          (133.7)        (88.1)         (221.8)

Income from Continuing Operations           314.4         179.5           493.9

Income from Discontinued Operations          51.6         (51.6)#F          0.0
Cumulative Effect of Accounting
 Change                                      (6.5)          6.5 #G          0.0

Net Income                                  359.5         134.4           493.9

Diluted EPS                                  3.81          1.43            5.24

                                          YTD                           YTD
                                         2004           YTD            2004
                                          As           2004             As
                                       Reported     Adjustments      Adjusted
                                      -----------   -----------     -----------
Segment Operating Income                    692.0          32.1 #H        724.1

Interest Income (Expense)                   (27.9)         (4.2)#I        (32.1)
Other Income (Expense)                      (17.7)          1.2 #J        (16.5)
Gain on sale of Assets                       20.8         (20.8)#K            -
Corporate (Expense)                         (82.4)          1.7 #L        (80.7)

Income from Continuing Operations
 before Tax                                 584.8          10.0           594.8

Income Tax Items                                           16.5 #M         16.5
Income Tax Expense                         (164.7)        (36.3)#N       (201.0)

Total Tax Expense                          (164.7)        (19.8)         (184.5)

Income from Continuing Operations           420.1          (9.8)          410.3

Income from Discontinued Operations          12.2         (12.2)#O          0.0
Cumulative Effect of Accounting
 Change                                         -             -               -

Net Income                                  432.3         (22.0)          410.3

Diluted EPS                                  4.58         (0.23)           4.35

                                            Change       Percent Change
                                        2005 vs. 2004     2005 vs. 2004
                                         As Adjusted       As Adjusted
                                       ---------------   ---------------
Segment Operating Income

Interest Income (Expense)
Other Income (Expense)
Gain on sale of Assets
Corporate (Expense)

Income from Continuing Operations
 before Tax

Income Tax Items
Income Tax Expense

Total Tax Expense

Income from Continuing Operations

Income from Discontinued Operations
Cumulative Effect of Accounting
 Change

Net Income                                        83.6              20.4%

Diluted EPS                            $          0.89              20.5%

#A - Remove Restructuring Expense including asset impairment of $288.1M #B - Remove Interest Income Due to Tax Refund ($20.9M)
#C - Remove Restructuring Expense of $0.4M
#D - Remove Tax Matters of 73.7M
#E - Remove Tax Benefit on Special Items of ($161.8M)
#F - Remove D.O. Income of ($51.6M)
#G - Remove Cumulative effect of Accounting Change of $6.5M
#H - Remove Restructuring Expense of $32.1M
#I - Remove Interest Income Due to Tax Refund ($4.2M)
#J - Remove Sale of Digital Globe $1.2M
#K - Remove Gain on sale of investment of ($20.8M)
#L - Remove Restructuring Expense of $1.7M
#M - Remove Tax Matters of $16.5M
#N - Remove Tax Benefit on Special Items of ($36.3M)
#O - Remove D.O. Income of $12.2M

              ITT Industries Non-GAAP Press Release Reconciliation
                Cash From Operating Activities vs. Free Cash Flow
                            Full Year of 2005 & 2004

                                  ($ Millions)

                                      Full Year 05   Full Year 04
                                      ------------   ------------
Income from Continuing Ops                   314.4          420.1

Asset Impairment Charges                     213.9              -

Depreciation                                 164.3          154.5

Amortization                                  32.3           20.6

Working Capital                             (117.9)         (73.8)

Pension Pre-funding                         (100.0)        (100.0)

Other                                        238.8           65.3

Cash from Operations                         745.8          486.7

Capital Expenditures                        (179.2)        (145.4)

Pension Pre-funding                          100.0          100.0

Free Cash Flow                               666.6          441.3

SOURCE  ITT Industries, Inc.
    -0-                             01/27/2006
    /CONTACT: Tom Glover of ITT Industries, Inc., +1-914-641-2160, tom.glover@itt.com/
    /FCMN Contact: marianna.ricci@itt.com/
    /Web site:  http://www.itt.com
                http://www.thenewsmarket.com/ITT /
    (ITT)